UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 4, 2007

(Date of earliest event reported)
BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Hurley Street, Cambridge, Massachusetts 02141

(Address of principal executive offices, including zip code)
(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On April 4, 2007, the board of directors of Biopure Corporation elected Allan Ferguson as a director and a member of the nominating committee, effective immediately. Ferguson, age 64, is also a director of Autoimmune Inc., TransMedics Inc., Ulthera Inc., Xthetix Inc., and ZONARE Medical Systems. He retired as a senior partner of 3i’s Venture Capital Group in March 2007. He previously served as a Biopure board member from December 1988 to December 1990, in connection with 3i’s investment in the company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION
Date: April 9, 2007	By:	/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
President and Chief Executive Officer